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                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
    $260,859,000 (APPROXIMATE) OF NOTIONAL INTEREST ONLY SENIOR CERTIFICATES
                           RFMSI SERIES 2005-S2 TRUST
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-S2

PRELIMINARY TRANSACTION SUMMARY:

o Offering consists of approximately $262,000,000 +/- 5% of senior certificates with a Pass-Through Rate of 5.50%, all expected to be rated AAA by 2 of the 3:
S&P, Moody's and Fitch.
o The expected amount of credit support for the senior certificates is 2.75% +/- 0.50% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
o All collateral for the Certificates consists of single family, fixed-rate residential first mortgages of no more than 30 years to original maturity acquired by Residential Funding Corporation.
o The amount of senior certificates is approximate and may vary by up to 5%.

PRELIMINARY KEY TERMS:

ISSUER: RFMSI Series 2005-S2 Trust
UNDERWRITER: GMAC RFC Securities
DEPOSITOR: Residential Funding Mortgage Securities I, Inc.
MASTER SERVICER: Residential Funding Corporation
TRUSTEE: US Bank National Association
TYPE OF ISSUANCE: Public
SERVICER ADVANCING: Yes, subject to recoverability
COMPENSATING INTEREST: Yes (to the extent of the Master Servicing fee for such Distribution Date)
LEGAL INVESTMENT: The senior certificates are expected to be SMMEA eligible at settlement
INTEREST ACCRUAL: Prior calendar month
CLEAN UP CALL: 10% of the Cut-off Date principal balance of the Mortgage Loans ERISA ELIGIBLE: Senior Certificates may be considered eligible for purchase by persons investing assets of employee benefit plans.
TAX TREATMENT: REMIC; senior certificates are regular interests
STRUCTURE: Senior/Subordinate; shifting interest with a five year prepayment lockout to subordinate certificates
EXPECTED SUBORDINATION: 2.75% +/- 0.50%
MINIMUM DENOMINATION: Senior certificates - $25,000
DELIVERY: Senior certificates - DTC

PRELIMINARY MORTGAGE POOL DATA (APPROXIMATE):
Total Outstanding Principal
Balance:                            $260,859,542
Number of Mortgage Loans:           607
Average Principal Balance:          $429,752
Weighted Average Annual
Mortgage Interest Rate:             5.8% +/- 5bps
Weighted Average Maturity (Months):         358 +/- 2
Weighted Average Original
Loan-To-Value Ratio (max Effective 80%):    68%
Full / Alt Documentation:                   79%
Weighted Average DTI:               36%
Cash-out Refinance:                 22%
        Average FICO:                       742
        Max CA:                             32%
        Single-Family Dwelling:                    93%
        Interest Only Loans:                30%
        Prepayment Penalties (max 60 months):             3%
        Primary / Second Home:                     97/3%
TIME TABLE
Expected Settlement:         March 24, 2005
        Cut-off Date:               March 1, 2005
        First Distribution Date:            April 25, 2005
        Distribution Date:                  25th


PRELIMINARY RFMSI 2005-S2
CONTRIBUTION AMOUNT PO
------------------------------------------------------------------------------------------------------------
NET RATE       CURRENT     CONTRIBUTED  ORIGINAL     WAM    SEASONING  ORIGINAL   EFFECTIVE CREDIT   NET
                BALANCE        WAC         TERM                           LTV       LTV      SCORE    WAC
-------------- ----------- ------------ ----------- ------- ---------- ---------- --------- -------- -------
5.001 - 5.250  26,611,224     5.494        360       359        1        65.8       65.6      743    5.214
-------------- ----------- ------------ ----------- ------- ---------- ---------- --------- -------- -------
5.251 - 5.500  112,933,840    5.659        360       359        1        67.3       67.2      751    5.379
-------------- ----------- ------------ ----------- ------- ---------- ---------- --------- -------- -------
TOTAL:         139,545,065    5.58         360       359        1        66.6       66.4      747     5.3
-------------- ----------- ------------ ----------- ------- ---------- ---------- --------- -------- -------
Summary Stats are weighted by the PO Balance

PRELIMINARY RFMSI 2005-S2
CONTRIBUTION AMOUNT IO
--------------------------------------------------------------------------------------------------------
                                                                                                         ----------
NET RATE        CURRENT    CURRENT  CONTRIBUTED  ORIGINAL   WAM    SEASONING  ORIGINAL EFFECTIVE CREDIT   NET WAC
                BALANCE    STRIP %      WAC        TERM                         LTV      LTV     SCORE
------------- ------------ -------- ------------ --------- ------- ---------- -------- --------- ------- ----------
5.000 -        26,611,224   0.000      0.000        0        0         0        0.0      0.0       0       0.000
5.249
------------- ------------ -------- ------------ --------- ------- ---------- -------- --------- ------- ----------
5.250 -
5.499         112,933,840   0.000      0.000        0        0         0        0.0      0.0       0       0.000
------------- ------------ -------- ------------ --------- ------- ---------- -------- --------- ------- ----------
5.500 -
5.749         102,262,233   0.080      5.949       358      356        2       69.3      69.0     737      5.619
------------- ------------ -------- ------------ --------- ------- ---------- -------- --------- ------- ----------
5.750 -
5.999          17,055,555   0.342      6.183       360      358        2       74.1      71.9     716      5.853
------------- ------------ -------- ------------ --------- ------- ---------- -------- --------- ------- ----------
6.000 -
6.249           1,996,689   0.566      6.400       360      357        3       63.0      62.8     697      6.070
------------- ------------ -------- ------------ --------- ------- ---------- -------- --------- ------- ----------
TOTAL:        260,859,542   0.058      6.073       359      357        2       70.7      69.6     726      5.743
------------- ------------ -------- ------------ --------- ------- ---------- -------- --------- ------- ----------



ALL INFORMATION IN THIS TERM SHEET WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

Any transactions in the certificates will be effected through Residential Funding Securities Corporation. The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.
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